UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 15, 2005

                            SIRNA THERAPEUTICS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                      0-27914                34-1697351
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NUMBER

                              2950 WILDERNESS PLACE
                             BOULDER, COLORADO 80301
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 449-6500

                                       N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On Friday, February 18, 2005, Sirna Therapeutics, Inc. (the "Company") issued a press release containing information about the Company's results of operations and cash balances for its fourth fiscal quarter and year ended December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01       REGULATION FD DISCLOSURE

The Company issued a press release on Tuesday, February 15, 2005 that it would discuss its fourth quarter and full year financial results for the period ended December 31, 2004 on a conference call on Wednesday, February 23, 2005 at 11:00 am EST. A live audio webcast of the call will be available online at the Company's corporate web site at http://www.sirna.com. Participants are urged in the press release to log on to the site several minutes prior to the scheduled start time to download and install any necessary audio software. The dial-in number for domestic U.S. listeners is (800) 289-0743; international callers may dial (913) 981-5546. After the call, an audio webcast replay will be available on the Company's web site through March 23, 2005. In addition, a dial-in replay of the call will also be maintained through midnight, February 24, 2005 by dialing (888) 203-1112 or (719) 457-0820 and entering conference reservation number 7471314.

The Company issued another press release on Tuesday, February 22, 2005 on the notice of grant of two patents by the United Kingdom Patent Office on its RNA interference (RNAi) technology.

Copies of the press releases are furnished herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibits, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

      99.1  Press Release issued by Sirna Therapeutics, Inc. on February 18,
            2005.

      99.2  Press Release issued by Sirna Therapeutics, Inc. on February 15,
            2005.

      99.3  Press Release issued by Sirna Therapeutics, Inc. on February 22,
            2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005



SIRNA THERAPEUTICS, INC.
(Registrant)

By: /s/ Howard W. Robin
    ----------------------------------------
Name: Howard W. Robin
Title: President and Chief Executive Officer

                                  EXHIBIT INDEX

99.1    Press Release issued by Sirna Therapeutics, Inc. on February 18, 2005.
99.2    Press Release issued by Sirna Therapeutics, Inc. on February 15, 2005.
99.3    Press Release issued by Sirna Therapeutics, Inc. on February 22, 2005.